                                                                    EXHIBIT 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of June 16, 2006
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association ("Wachovia") and KeyCorp Real Estate Capital Markets, Inc. ("KRECM")
as master servicers (each, in such capacity, a "Master Servicer"), KRECM as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank
National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of June 16, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), KeyBanc
Capital Markets, a Division of McDonald Investments Inc. ("McDonald
Investments"), Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co.
Incorporated ("Morgan Stanley"; Merrill Lynch, Countrywide Securities, McDonald
Investments, Goldman Sachs and Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of June 16,
2006 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$947,241,670 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $1,841,447,787 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on June 28, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 98.96775% of the
Countrywide Mortgage Loan Balance as of the Cut-off Date, plus (ii) $4,201,331, which amount represents the amount of interest accrued on the Countrywide
Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)     Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

            (b)     The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)     The Seller hereby represents and warrants that it has or
will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a

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"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The
Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

            (i)     the original executed Mortgage Note for the subject Mortgage
      Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage
      Pass-Through Certificates, Series 2006-2, or in blank;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
      Assignment of Leases (if such item is a document separate from the
      Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2006-2, Commercial Mortgage Pass-Through
      Certificates, Series 2006-2, or in blank;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-2, Commercial Mortgage Pass-Through Certificates, Series 2006-2, or
      in blank;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable,

                                        3

      binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2006-2, Commercial Mortgage Pass-Through Certificates, Series 2006-2, as
      assignee, or in blank;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow
      or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan; and

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d)     The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing

                                        4

Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            (e)     All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the
Seller to the applicable Master Servicer (or, at the direction of such Master
Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)     The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)     On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the
CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

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            (a)     The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the
      Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                                        6

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
      Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"),

                                        7

not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master
Servicer for deposit into its Collection Account any Substitution Shortfall
Amount in connection therewith; provided, however, that, unless the Document
Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document
Defect or Breach will be cured within the additional 90-day period; and
provided, further, that no Document Defect (other than with respect to the
Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters

                                        8

immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the
Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the
Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

                                        9

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any

                                       10

fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

                                       11

            SECTION 4.  Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       12

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

                                       13

            (f)     One or more letters from the independent accounting firms of
Ernst & Young LLP and PricewaterhouseCoopers LLP, in form satisfactory to the
Purchaser and relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus (as defined in Section 6(d) of this
Agreement) and Prospectus Supplement (as defined in Section 6(d) of this
Agreement), respectively; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of June 16, 2006, among the Seller, Merrill Lynch Mortgage Lending, Inc., KeyBank National
Association, the Purchaser, the Underwriters and the Initial Purchasers. Both
parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer;

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the
Free Writing Prospectus, as of the Time of Sale or as of the Closing Date,
included or include any untrue statement of a material fact relating to the
Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such

                                       14

officer has carefully examined the Specified Portions (as defined below) of the
Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the
Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 (as contained in each of the June 8, 2006 Free Writing
Prospectus and the June 15, 2006 Free Writing Prospectus) thereto, entitled
"Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Offering Prospectus--Relevant Parties--Sponsors/Mortgage Loan
Sellers", "Summary of Offering Prospectus--The Mortgage Loans and the Mortgaged
Real Properties", "Risk Factors--Risks Related to the Mortgage Loans",
"Description of the Mortgage Pool" and "Transaction Participants--The Sponsors".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans"
(insofar as the information contained in Annex C relates to the Mortgage

                                       15

Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus
Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage
Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus
Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of
Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool" and "Transaction Participants--The Sponsors".

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated June
8, 2006 (the "June 8, 2006 Free Writing Prospectus"), and relating to the
Publicly-Offered Certificates, as supplemented and amended that certain free writing prospectus (the first two (2) pages of which are attached hereto as
Schedule III) distributed to potential investors in the Publicly-Offered
Certificates on June 15, 2006 (the "June 15, 2006 Free Writing Prospectus"),
which free writing prospectus consists of a revised version of Annex A-1 to the
June 8, 2006 Free Writing Prospectus;

            "Memorandum" means the confidential Private Placement Memorandum dated June 16, 2006, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated May 5 , 2006.

            "Prospectus Supplement" means the prospectus supplement dated June
16, 2006, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means June 16, 2006, at 2:30 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30)
days prior to the Closing Date;

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

                                       16

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7.  Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and
not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the
Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this
Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the
Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset
Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if
established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv)
the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

                                       17

            SECTION 9.  Notice of Exchange Act Reportable Events. The
Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form
8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller
shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or
1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the
Trust will terminate upon the Trustee's filing a Form 15 with respect to the
Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and
Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the
Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

                                       18

            SECTION 13. Counterparts.  This  Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                                       19

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed
Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the
Mortgage Loans in a Crossed Loan Group shall be the property identified in the
Mortgage Loan Schedule as corresponding thereto. The provisions of this
Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the
Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan
Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       20

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                SELLER
                                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.

                                By: /s/ Marlyn A. Marincas
                                    --------------------------------------------
                                    Name:  Marlyn A. Marincas
                                    Title: Senior Vice President

                                PURCHASER
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By: /s/ David M. Rodgers
                                    --------------------------------------------
                                    Name:  David M. Rodgers
                                    Title: Executive Vice President
                                           Chief Officer in Charge of Commercial
                                           Mortgage Securitization

                  COUNTRYWIDE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California 91302
Telecopier No.: (818) 225-4032
Telephone No.: (818) 225-4032
Attention: Marlyn Marincas

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations
Facsimile No.: 212-449-7684

and with a copy to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) June 1, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental

                                       I-4

investigation conducted in connection with the origination of the related
Mortgage Loan related to asbestos-containing materials and lead-based paint),
(a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting
ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan

                                       I-5

require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the
Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the

                                       I-6

equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the
Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or (2) the maximum amount of insurance available. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged
Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South
Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged
Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced)
without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off
Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related

                                       I-7

Mortgaged Property or payment of amounts due under the Mortgage Loan; and
provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be

                                       I-8

      encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
      Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
      Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                                       I-9

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds,

                                      I-10

whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                                      I-11

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                                      I-12

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that

                                      I-13

it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of

                                      I-14

such items or actions other than the filing or recording of UCC Financing
Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as

                                      I-15

to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable
Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal

                                      I-16

Standards Board of the Appraisal Foundation, all as in effect on the date the
Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                   [Attached]

Note: The Mortgage Loans known as BTR Portfolio, identified on Annex A-1 by ID #
6, has an "Indemnity Deed of Trust" structure. The related borrower under such
Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for such
Mortgage Loan has guaranteed all amounts payable by the borrower under the related note, which guaranty is secured by an indemnity deed of trust in favor of the lender. With respect to the above referenced Mortgage Loan, certain of the representations regarding the borrower refer to the property owner of the related Mortgaged Property.

REP. 7      CONDITION OF PROPERTY; CONDEMNATION

Property 6.05 BTR CAPITAL PORTFOLIO - 925 TODDS LANE and Loan 156, BABIES "R" US
- SIMI VALLEY GROUND LEASE: no inspection or engineering assessment was performed in connection with the origination of the mortgage loans.

REP. 8      TITLE INSURANCE

Loan 5, BLAIRSTONE OFFICE BUILDING: most of the Mortgaged Property is covered by an ALTA lender's title insurance policy; however, 3.66% of the Mortgaged
Property (9,639 SF), which is subject to a separate office lease and is located in a separate building, is not covered by an ALTA lender's title insurance policy. The office lease, more particularly described in Section 18 of the related loan documents, is not recorded and matures approximately one year and seven months after the Maturity Date of the Mortgage Loan.

REP. 10     MORTGAGE PROVISIONS

All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

REP. 14     INSURANCE

With respect to VARIOUS COUNTRYWIDE LOANS (other than any exceptions herein to the contrary), for so long as the Terrorism Risk Insurance Act of 2002 ("TRIA")
is in effect (including any extensions), the lender shall accept terrorism insurance which covers against "covered acts" as defined by TRIA. In addition, the borrower may only be required to maintain insurance covering for loss resulting from perils of terrorism and acts of terrorism to the extent such coverage is available at commercially reasonable rates.

Loan 2, PENN MUTUAL TOWERS & WASHINGTON SQUARE GARAGE: the borrower's obligation to maintain coverage against perils of terrorism and acts of terrorism is limited to the extent the applicable premiums for any year exceed an amount equal to 150% of the premiums for such year for the insurance coverage required under the property related section (7.1(a)) of the related loan agreement and the business interruption insurance required under the related loan agreement
(sections 7.1(d)) (without giving effect to Section 7.1(g)) (the section regarding terrorism insurance), and if the insurance coverage required under
Section 7.1(g) costs in excess of such amount, then the borrower, in consultation with lender, shall only be required to purchase such lesser coverage of the type required under Section 7.1(g) as shall be reasonably acceptable to lender and the premiums for which (after taking into account any and all applicable discounts and credits with respect thereto) are not in excess of such amount.

Loan 3, 200 PAUL AVENUE: for so long as the TRIA is in effect (including any extensions), the lender shall accept terrorism insurance which covers against
"covered acts" as defined by TRIA. If the TRIA is not in effect at any relevant time, the borrower shall only be required to obtain the amount of terrorism coverage that can be obtained at a price equal to two hundred percent (200%) of the aggregate insurance premium payable with respect to all the insurance coverage under required under the loan agreement for the prior policy year.

Loan 3, 200 PAUL AVENUE: the loan documents (i) permit the borrower to obtain insurance from Factory Mutual, provided its claims paying ability rating does not fall below "BBB" by S&P and "AA-" by Fitch, (ii) provide that if an insurance company complies with the S&P rating requirement ("AA" or better) and
S&P is a Rating Agency rating the securitization, but such insurer is not rated by one or both of Fitch and Moody's, such insurer will be deemed acceptable by the other Rating Agencies rating the securitization, (iii) permit the borrower to maintain the insurance coverage with insurance companies which do not meet the requirements specified in the representation (an "Otherwise Rated Insurer"), provided the borrower obtains a "cut-through" endorsement (an endorsement which permits recovery against the provider of such endorsement) with respect to any
Otherwise Rated Insurer from an insurance company that meets the claims paying ability ratings required under the loan documents, and (iv) provide that if the borrower desires to maintain the required insurance from an insurance company that does not meet the claims paying ability ratings set in the loan documents but the parent of such insurance company, which owns at least fifty-one percent
(51%) of such insurance company, maintains the required ratings, the borrower may use such insurance companies if approved by the Rating Agencies (such approval may be conditioned on items required by the Rating Agencies including a requirement that the parent guarantee the obligations of such insurance company).

Loan 5, BLAIRSTONE OFFICE BUILDING: at closing the Mortgaged Property was not insured by windstorm insurance, but lender has the right to request such insurance. The borrower may maintain (i) its all-risk and primary liability coverage with Massachusetts Bay Insurance Company, provided the same is rated at least "BBB" by S&P and "A-XII" by A.M. Best and (ii) its umbrella liability coverage with Hanover Insurance Company, provided the same is rated at least
"BBB+" by S&P and "A-XII" by A.M. Best.

Loan 12, RADISSON HARBOR VIEW: if TRIA is not in effect, the borrower is required to obtain the amount of terrorism coverage that could be obtained at a price equal to 100% of the premium for

the then existing casualty insurance policy required under the loan documents
(excluding the cost of terrorism coverage).

Loan 89, 16818 VIA DEL CAMPO: in connection with the purchase of terrorism insurance, the borrower is required to obtain property insurance with terrorism coverage but the premium for such coverage may not exceed 200% of the premium required to purchase property insurance if terrorism coverage was not required.

Loan 106, LAGUARDIA DOLLAR RENT A CAR: since the collateral for the mortgage loan is the land only (not the improvements), property insurance (including terrorism) is not required to be maintained by the borrower.

Loan 187, BANK OF AMERICA HOUSTON: since the collateral for the mortgage loan is the land only (not the improvements), property insurance (including terrorism)
is not required to be maintained by the borrower.

Loan 112 , BOEING CLEARLAKE: terrorism and business interruption insurance are not required so long as the guarantor under the Mortgage Loan maintains a net worth of at least $18,000,000, including liquid assets of at least $1,000,000.

Loan 145, TOWNE EAST VILLAGE: the lender accepted the borrower's current insurance, which insurance included a co-insurance provision. The loan documents provide that if required by the lender, the borrower will be obligated to obtain replacement insurance without a co-insurance provision.

Loan 156, BABIES 'R' US -- SIMI VALLEY GROUND LEASE: since the collateral for the Mortgage Loan is the land only (the tenant owns the building), the tenant is entitled to all casualty insurance proceeds. So long as the tenant's lease is in full force and effect, the borrower's only insurance obligation is to maintain comprehensive general liability insurance.

Loan 168, EL CENTRO TOWN CENTER: the borrower does not have terrorism insurance on the Popeye's or Del Taco buildings, since the borrower does not own these buildings. The buildings are on land owned by the borrower and ground leased to the respective tenants. To the extent there is any damage or destruction to the buildings that are not covered by terrorism insurance, such loss is a recourse obligation of the borrower and the guarantor.

REP. 17     LOCAL LAW COMPLIANCE

Loan 106, LAGUARDIA DOLLAR RENT A CAR: the single tenant is currently using more parking spaces at the Mortgaged Property than permitted under local zoning laws;
however, the tenant is in the process of attempting to obtain an amended certificate of occupancy that would permit more parking spaces to be used at the
Mortgaged Property. The borrower did not obtain law and ordinance insurance.

Loan 120, TOWNE PLACE SUITES--GREENVILLE: the Mortgaged Property is
non-conforming as to setback requirements. The non-conformities range from .91 feet to 1.21 feet. The title policy includes an endorsement covering zoning violations.

REP. 18     MATERIAL LEASEHOLD ESTATE

With respect to Loan 14, DOUBLETREE CLUB HOTEL: the lender is not required to be named as additional insured and the lease does not provide that insurance/condemnation proceeds be used to repair the Mortgaged Property or repay the Mortgage Loan pursuant to the loan documents. Loss is payable to the holder of any security interest in the improvements and the landlord, jointly.

REP. 23     OTHER MORTGAGE LIENS

Loans 141, 142, 152, 157, 160, 163, 166, 167, 182, and 188, AAA STORAGE-MARKET
STREET, AAA STORAGE-RODD FIELD, AAA STORAGE-WEBSTER, AAA STORAGE-AYERS, AAA
STORAGE-CUNNINGHAM AVENUE, AAA STORAGE-PEARLAND, AAA STORAGE-ALVIN, AAA
STORAGE-STORAGE BRILEY, AAA STORAGE-BUDA, and AAA STORAGE-KATY SUPER STORAGE,
the related Mortgaged Properties may be encumbered by a junior mortgage lien with the approval of lender and satisfaction of specific criteria including a minimum debt service coverage ratio.

REP. 34     DUE-ON-SALE

With respect to ALL OF THE COUNTRYWIDE LOANS, without consent of the lender, the loan documents permit transfers (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) of all or substantially all of the Mortgaged Property, in each case, to another party (the
"Transferee Borrower"), provided that prior to such sale or transfer the following conditions, among others, are met: (a) the payment of a transfer fee
(in most cases) by the borrower, (b) reasonable approval by the lender of the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors, (c) the delivery of acceptable documentation as may be reasonably required by the lender from the borrower, the Transferee Borrower, guarantor and the replacement guarantors and indemnitors (including, without limitation, assumption documents), (d) delivery of the opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and REMIC opinions) in form and substance reasonably satisfactory to the lender in the lender's reasonable discretion, (e) delivery of title endorsement acceptable to the lender and (f) payment from the borrower of all reasonable expenses incurred by the lender in connection with such transfer, including, without limitation, the lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to lender of title endorsements. With respect to CERTAIN OF THE COUNTRYWIDE LOANS, the loan documents permit, without consent, transfers (x) among existing principals, even if there is a change control or (y) that accommodate a 1031 exchange or reverse
1031.

In addition the Countrywide loan documents generally provide that in determining whether the transfer of equity interests in the borrower is a permitted transfer not requiring the lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests"
(rather than solely a direct equity transfer in the borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of the borrower. Also, the Countrywide loan documents permit transfers of non-material leases or material leases that are approved by lender.

Loan 3, 200 PAUL AVENUE: the following additional transfers are permitted: (i)
any transfer that results in Digital Realty Trust, Inc. ("Digital Inc.") owning more than forty-nine percent (49%) of the total direct or indirect legal or beneficial ownership interest in the borrower, if the borrower notifies lender of such transfer at the time of such transfer and if required by lender, the borrower provides to lender a new non-consolidation opinion reasonably acceptable to lender and the rating agencies; (ii) any transfer of direct or indirect partnership interests in Digital Realty Trust L.P. ("Digital LP"), provided, among other things, following the transfer (A) Digital Inc. owns directly or indirectly 100% of the interests in borrower and controls the borrower, Digital Inc. is the general partner of Digital LP and owns at least
20% of Digital LP or (B) a "Permitted Transferee" (as such term is defined in the loan documents) is the general partner and such Permitted Transferee controls the borrower or (C) another person approved by lender and the Rating
Agencies owns 51% or more of Digital LP and controls Digital LP and the borrower and (iii) transfers of limited partnership interests in Digital LP by Global
Innovation Partners to its members in proportion to the ownership held by such members at the time of transfer.

Loan 14, DOUBLETREE CLUB HOTEL: "permitted transfers" include, among other things, any transfer to a "Patel Family SPE" (defined as an entity (i) in which the guarantor and/or a family member of the guarantor, or trusts for the benefit of any such persons (collectively, the "Patel Family Group") own at least a fifty-one percent (51%) of the direct or indirect equity interest in the borrower, and (ii) which is controlled by one or more members of the Patel
Family Group (a) having (directly, indirectly or by contract) commercial real estate experience at least comparable to that of the current management of
Tarsadia, or (b) under contract with Tarsadia to manage the Mortgaged Property
(and Tarsadia is not then the subject of a bankruptcy or insolvency action))
provided the assumption conditions are satisfied and, if such transfer occurs during the existence of an Event of Default, the "Patel Assumption Conditions"
are satisfied (provided no such transfer occurs more than once per calendar year). "Patel Assumption Conditions" include, among other things, (1) no
Insolvency Action (as defined in the loan documents) exists; (2) the solvency reps set forth on Schedule 2 of the loan agreement are true and correct; (3) no breach under Section 6.3 (Change in Business) or Article 9 (Environmental
Provisions) has occurred and no material adverse environmental condition then exists, (4) all Deed in Lieu Conditions (as defined in the loan agreement) have been satisfied (or waived by the lender), and (5) all of the foregoing is satisfied within 30 days after the lender notified the borrower of the existence of an event of default.

Loan 16, GLADSTONE PORTFOLIO--OH & PA: Gladstone Commercial Limited Partnership
("GCLP"), the 100% member of each of the two LLC borrowers and the 99% limited partner of the LP borrower, pledged its membership interests in the borrowers
(along with its interest in other property owners, either currently owned or to be acquired) to a third-party lender in connection with an up to $75,000,000 credit facility. The mezzanine lender did not enter into an intercreditor agreement; however, any change in control of the borrowers resulting from an exercise of remedies by the third-party mezzanine lender under the pledge would be an event of default under the Mortgage Loan.

Loan 114, WEST LAKE HOUSTON CENTER: the borrowers (consisting of two individuals), are required to transfer their ownership interest in the Mortgaged
Property to a Special Purpose Entity within one year from the Mortgage Loan origination date.

Loan 158, GOLDMINE VILLAGE SHOPPING CENTER: the borrower (consisting of non-SPE individuals and/or entities), is permitted to transfer the Mortgaged Property to a Georgia limited liability company composed of the individual borrowers on or before December 31, 2007, subject to lender approval.

The following Mortgage Loans permit future mezzanine debt:

Loan 2, PENN MUTUAL TOWERS AND WASHINGTON SQUARE GARAGE: the intercreditor agreement (executed in connection with the existing mezzanine loan) permits the mezzanine borrowers to incur up to $2,500,000 of additional mezzanine debt from the mezzanine lender if such additional amounts are necessary for items related to litigation in connection with the proposed construction of a building adjacent to the Mortgaged Property or for tenant improvements or leasing commissions.

Loan 7, JEFFERSON BLOCK APARTMENTS: the loan documents permit the direct or indirect parents of the borrower to incur mezzanine debt from the 60th month following the Mortgage Loan origination date, subject to the following conditions, including among others: (i) the combined Mortgage Loan and mezzanine loan does not exceed 85% of the fair market value of the Mortgaged Property,
(ii) the aggregate debt service coverage ratio is at least 1.10:1, (iii)
execution and delivery of an acceptable intercreditor agreement and (iv)
confirmation from the rating agencies that the incurrence of the mezzanine loan will not result in any qualification, withdrawal or downgrading of any existing ratings of the Certificates.

Loan 14, DOUBLETREE CLUB HOTEL: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined
Mortgage Loan and mezzanine loan does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.23x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 49, SUNSET VIEW APARTMENTS: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined
Mortgage Loan and mezzanine loan does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 53, 655 AIRPARK ROAD: mezzanine debt is permitted in connection with construction by the borrower of improvements at the Mortgaged Property for the
Fosters Wine Merchant tenant, subject to the following conditions, including among others: (i) the combined Mortgage Loan and mezzanine loan does not exceed
75% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 77, SAVERS PLAZA: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed 75%, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 89, 16818 VIA DEL CAMPO: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed
75%, (ii) the aggregate debt service coverage ratio is at least 1.20x and (iii)
execution and delivery of an acceptable intercreditor agreement.

Loan 91, RESIDENCE INN MILWAUKEE BRADFIELD: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed 80%, (ii) the aggregate debt service coverage ratio is at least 1.35x and
(iii) execution and delivery of an acceptable intercreditor agreement.

Loan 113, CHINATOWN SQUARE MALL: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed
90%, (ii) the aggregate debt service coverage ratio is at least 1.10x and (iii)
execution and delivery of an acceptable intercreditor agreement.

Loan 144, FAIRVIEW APARTMENTS: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined Mortgage
Loan and mezzanine loan does not exceed 80% of the fair market value of the
Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least
1.35x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 149, MANHATTAN POINTE PLAZA: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined
Mortgage Loan and mezzanine loan does not exceed 80% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio is at least 1.25x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 170, PARAGON POINTE: the loan documents permit mezzanine debt after
November 23, 2006, subject to the following conditions, including among others:
(i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed 80%, (ii) the aggregate debt service coverage ratio is at least
1.10x and (iii) execution and delivery of an acceptable intercreditor agreement.

Loan 183, QUAIL PARKWAY: the loan documents permit mezzanine debt, subject to the following conditions, including among others: (i) the combined loan-to-value ratio for the Mortgage Loan and mezzanine loan does not exceed 75%, (ii) the aggregate debt service coverage ratio is at least 1.25x and (iii) execution and delivery of an acceptable intercreditor agreement.

The following Mortgage Loans have existing mezzanine debt:

Loan 2, PENN MUTUAL TOWERS AND WASHINGTON SQUARE GARAGE: the direct parents of the borrowers and their respective general partners have incurred $14,100,000 in mezzanine debt secured by their ownership interest in the borrowers. The mezzanine lender entered into an intercreditor agreement.

Loan 6, BTR CAPITAL PORTFOLIO: $14,700,000 mezzanine loan from Asset Capital
Partners, L.P.; an intercreditor agreement was executed.

Loan 24, SAM'S CLUB TIMONIUM: an equity owner of the borrower pledged its interest in the borrower as security for a $2,000,000 mezzanine loan. An intercreditor was executed.

Loan 75, THE CROSSINGS APARTMENTS: an equity owner of the borrower pledged its interest in the borrower as security for a $539,120 mezzanine loan. An intercreditor was executed.

Loan 100, ASHFORD PARK APARTMENTS: An equity owner of the borrower pledged its interest in the borrower as security for a $425,000 mezzanine loan. An intercreditor was executed.

The following Mortgage Loans borrowers have incurred unsecured subordinate debt:

Loan 70, 16 WEST 22ND STREET: shareholders of the borrower loaned $800,000 to the borrower. The loan may only be repaid from excess cash flow and is subject to a subordination and standstill agreement.

Loan 134, WARWICK REGIS HOTEL: exists in an amount not to exceed $7,000,000, subject to a subordination and standstill agreement.

The following Mortgage Loans permit unsecured subordinate debt:

Loan 139, LIBERTY PLAZA: the borrower is permitted to incur additional unsecured indebtedness, provided, among other things, (i) the combined indebtedness does not exceed 85% of the fair market value of the Mortgaged Property, (ii) the aggregate debt service coverage ratio (as defined in the loan documents) for the trailing 12 month period is at least 1.10x, and projected for the 12 month period following the date the additional debt is incurred (assuming it has been fully advanced) is at least 1.10x, (iii) amounts advanced are to be used as additional working capital in connection with the Mortgaged Property, and (iv)
lender has received a satisfactory subordination and standstill agreement.

REP. 35     SINGLE PURPOSE ENTITY

Loan 56, MERIDIAN BUSINESS CENTER: the borrower is not a single purpose entity.

Loan 70, 16 WEST 22ND STREET: the shareholders of the borrower loaned the borrower $800,000, which inter-company loan has been subordinated to the
Mortgage Loan pursuant to a subordination and standstill agreement. The inter-company loan may only be repaid from excess cash flow.

Loan 134, WARWICK REGIS HOTEL: the borrower has incurred unsecured subordinate debt in an amount not to exceed $7,000,000, subject to a subordination and standstill agreement.

REP. 43     RECOURSE

Loan 3, 200 PAUL AVENUE: recourse guaranty does not include the physical waste of the Mortgaged Property.

Loan 70, 16 WEST 22ND STREET: with respect to damages related to violations of environmental laws, the loan documents provide that if the borrower obtains environmental insurance, the guarantor will be relieved from its obligations under the environmental indemnity.

Loan 101 and Loan 115, HAMPTON INN GLENWOOD SPRINGS AND HOLIDAY INN EXPRESS
GLENWOOD SPRINGS: each Mortgage Loan has a guaranty agreement with more than one guarantor. Under the related guaranty agreements, (i) a guarantor will not be liable to the extent such guarantor can demonstrate that the guaranteed obligation arose out of the acts or omissions of another guarantor (the "Other
Guarantor") and (ii) a guarantor is liable only in proportion to its respective percentage ownership interests in the related borrower. The guarantor denying liability (1) has the burden of proving by clear and convincing evidence that any liability for the guaranteed obligation was caused solely by the acts or omissions of the Other Guarantor and (2) is required to defend with counsel reasonably satisfactory to lender and indemnify and hold the lender harmless for all related matters unless and until a court of competent jurisdiction finds that such person denying liability has met such burden.

REP. 45     FEE SIMPLE INTEREST.

With respect to Loan 63, GULFSTREAM AEROSPACE BUILDING, the Mortgage Loan is
secured in whole or material part by the borrower's interest in the Mortgaged
Property. Both the borrower, the holder of a leasehold interest in the Mortgaged
Property, and the fee owner of the Mortgaged Property executed the Mortgage and pledged their respective interests in the Mortgaged Property to the lender. Such
Mortgage Loan is not the subject of representation 18 and such Mortgage Loan is not being listed here as an exception to this representation 45.

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

                                                                        PROPERTY
 LOAN #   PROPERTY NAME                                    ORIGINATOR   TYPE                   STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    2     Penn Mutual Towers & Washington Square Garage    CRF          Office                 510-530 Walnut Street & 249 South
                                                                                               6th  Street
    3     200 Paul                                         CRF          Other                  200 Paul Avenue
    4     CNL-Cirrus MOB Portfolio III                     CRF          Office                 Various
  4.01    North Central Medical                            CRF          Office                 9301 North Central Expressway
  4.02    The Medical Center at Craig Ranch                CRF          Office                 8080 South State Highway 121
  4.03    Denton Rehab Hospital                            CRF          Office                 2809 South Mayhill Road
  4.04    North Texas Professional Building                CRF          Office                 2817 South Mayhill Road
  4.05    Harvard Physicians Building                      CRF          Office                 4415 South Harvard Avenue
    5     Blairstone Office Building                       CRF          Office                 2601 Blair Stone Road
    6     BTR Capital Portfolio                            CRF          Various                Various
  6.01    London Fog                                       CRF          Industrial             1332 Londontown Road
  6.02    Arundel Village Plaza                            CRF          Retail                 5501-5517 Ritchie Highway
  6.03    7205 Rutherford Road                             CRF          Industrial             7205 Rutherford Road
  6.04    8200 Fischer Road                                CRF          Industrial             8200 Fischer Road
  6.05    925 Todds Lane                                   CRF          Land                   925 Todds Lane
  6.06    6300 Erdman Avenue                               CRF          Industrial             6300 Erdman Avenue
  6.07    6301 Eastern Avenue                              CRF          Industrial             6301 Eastern Avenue
    7     Jefferson Block Apartments                       CRF          Multifamily            144 North Jefferson Street
   12     Radisson Harbor View                             CRF          Hospitality            1646 Front Street
   14     Doubletree Club Hotel                            CRF          Hospitality            1515 Hotel Circle South
   16     Gladstone Portfolio - OH & PA                    CRF          Industrial             Various
  16.01   Blue Coral Headquarters                          CRF          Industrial             5700 Lee Road
  16.02   Owens-Brockway                                   CRF          Industrial             Route 219 North
  16.03   Waste Management                                 CRF          Industrial             4630 Journal Street
   19     Shelbourne Square Shopping Center                CRF          Retail                 5400-5580 Perkiomen Avenue
   20     Perimeter I                                      CRF          Office                 17851 North 85th Street
   23     Clive, IA Multifamily Portfolio                  CRF          Multifamily            Various
  23.01   West Winds Apartments                            CRF          Multifamily            8190 Harbach Boulevard
  23.02   Crest Manor                                      CRF          Multifamily            1872 Northwest 82nd Street
  23.03   Crestview Apartments                             CRF          Multifamily            1940 Northwest 82nd Street
  23.04   Crestland Apartments                             CRF          Multifamily            8450 Franklin Avenue
  23.05   Westridge Apartments                             CRF          Multifamily            8330 Harbach Boulevard
  23.06   Capri Apartments                                 CRF          Multifamily            8465 Clark Street
  23.07   Crestwood Apartments                             CRF          Multifamily            1565 Northwest 84th Street
   24     Sam's Club Timonium                              CRF          Retail                 15 Texas Station Court
   26     Radisson Hotel - San Francisco Airport           CRF          Hospitality            5000 Sierra Point Parkway
   27     College Center                                   CRF          Retail                 28161 - 28241 Marguerite Parkway
   31     Shoomer Retail Building                          CRF          Retail                 305 East 9th Street
   32     Dayton Crossing                                  CRF          Multifamily            2570 South Dayton Way
   33     Woodstream Village                               CRF          Multifamily            10050 East Harvard Avenue
   36     Northridge Shopping Center                       CRF          Retail                 7790 West 80th Avenue
   37     Public Square Garage                             CRF          Other                  350 Deaderick Street
          GRAOCH Apt. Crossed Notes                        CRF          Multifamily            Various
   42     Briarwood Village                                CRF          Multifamily            1711 Bowie School Drive
   43     Marina Club at Baytown                           CRF          Multifamily            1200 Missouri Street
   44     Dickinson Arms Apartments                        CRF          Multifamily            3301 Hughes Lane
   49     Sunset View Apartments                           CRF          Multifamily            2101 SW Sunset Boulevard
   50     Hampton Inn - Plantation Florida                 CRF          Hospitality            7801 Southwest 6th Street
   51     The Lab                                          CRF          Retail                 2930 Bristol Street
   53     655 Airpark Road                                 CRF          Industrial             655 Airpark Road
   56     Meridian Business Center                         CRF          Industrial             1 Scrivner Drive
   57     USA Market                                       CRF          Retail                 3001 Northwest 79th Street
   60     Maple Ridge Plaza                                CRF          Retail                 4220 Maple Road
   61     Spring Glen Medical Center                       CRF          Office                 2200 Whitney Avenue
   62     Atlanta Airport Distribution                     CRF          Industrial             2251 Sylvan Rd
   63     Gulfstream Aerospace Building                    CRF          Office                 135 Crossroads Parkway
   67     Aramark Corporation Warehouse                    CRF          Industrial             100 Wearguard Drive
   70     16 West 22nd Street                              CRF          Office                 16 West 22nd Street
   75     The Crossings Apartments                         CRF          Multifamily            6256 Hillandale Drive
   76     Hermosa Storage Center                           CRF          Self Storage           8949 Hermosa Avenue
   77     Savers Plaza                                     CRF          Retail                 16816 North 35th Avenue, 3517-3561
                                                                                               West Bell Road
   79     Extra Space Storage - Hollywood                  CRF          Self Storage           430 North Dixie Highway
   82     6018 & 6022 Variel Avenue                        CRF          Various                6018 & 6022 Variel Avenue
  82.01   6018 Variel Avenue                               CRF          Self Storage           6018 Variel Avenue
  82.02   6022 Variel Avenue                               CRF          Office                 6022 Variel Avenue
   89     16818 Via Del Campo                              CRF          Office                 16818 Via Del Campo Court
   91     Residence Inn Milwaukee Bradfield                CRF          Hospitality            950 South Pinehurst Court
   93     Santee & 12th                                    CRF          Retail                 1153-1159 South Santee Street &
                                                                                               219-239 East 12th Street
   97     Hampton Inn Denver-West / Golden                 CRF          Hospitality            17150 West Colfax Avenue
   99     Comfort Inn El Paso                              CRF          Hospitality            900 North Yarbrough Drive
   100    Ashford Park Apartments                          CRF          Multifamily            2700 South Dairy Ashford
   101    Hampton Inn Glenwood Springs                     CRF          Hospitality            401 West 1st Street
   106    La Guardia Dollar Rent a Car                     CRF          Land                   22-61 94th Street
   107    180 North Executive Drive                        CRF          Office                 180 North Executive Drive
   108    Spring Medical                                   CRF          Office                 6226 East Spring Street
   109    Martin Biscuit Building                          CRF          Office                 2901 Second Avenue South
   110    Bishop Mobile Home Park                          CRF          Manufactured Housing   1349 Glenwood Lane
   112    Boeing Clearlake                                 CRF          Industrial             13150 Space Center Boulevard
   113    Chinatown Square Mall                            CRF          Retail                 5379 New Peachtree Road
   114    West Lake Houston Center                         CRF          Retail                 7602 FM 1960 East
   115    Holiday Inn Express Glenwood Springs             CRF          Hospitality            501 West 1st Street
   116    Snug Harbor Townhomes                            CRF          Multifamily            383 Denise Road
   120    Towne Place Suites - Greenville                  CRF          Hospitality            75 Mall Connector Road
   121    Ridgeland Heights Apartments                     CRF          Multifamily            314 Ridgeland Court
   122    Fedex Distribution Center                        CRF          Industrial             15 New Industrial Way
   127    Digital Insight Corporation Building             CRF          Office                 5720 Peachtree Parkway
   128    Alpine Vista Village MHP                         CRF          Manufactured Housing   419 East 57th Street
   131    La Quinta Inn & Suites Willowbrook               CRF          Hospitality            18828 State Highway 249
   132    The Centre at Yorktown Crossing                  CRF          Retail                 5535-5571 State Highway 6 North
   134    Warwick Regis Hotel                              CRF          Hospitality            490 Geary Street
   138    Linden Creek Point Office                        CRF          Office                 420 Linden Creek Parkway
   139    Liberty Plaza                                    CRF          Retail                 8330 Long Beach Boulevard
   141    AAA Storage - Market Street                      CRF          Self Storage           2202 North Market Street
   142    AAA Storage - Rodd Field                         CRF          Self Storage           1951 Rodd Field Road
   143    STS Consulting Building                          CRF          Office                 1305 Kepler Drive
   144    Fairview Apartments                              CRF          Multifamily            1001 West 3rd Avenue
   145    Towne East Village                               CRF          Multifamily            9060 FM 78
   149    Manhattan Pointe Plaza                           CRF          Retail                 220 North Aviation Boulevard
   151    Bullshead Plaza                                  CRF          Retail                 855 West Main Street
   152    AAA Storage - Webster                            CRF          Self Storage           18211 State Highway 3
   153    Ridgeview Marketplace                            CRF          Retail                 6066-6082 Stetson Hills Boulevard
   156    Babies 'R' Us - Simi Valley Ground Lease         CRF          Land                   North of Simi Town Center Way and
                                                                                               West of First Street
   157    AAA Storage - Ayers                              CRF          Self Storage           5560 Ayers Street
   158    Goldmine Village Shopping Center                 CRF          Retail                 340 Wal-Mart Way
   160    AAA Storage - Cunningham Avenue                  CRF          Self Storage           1710 North Cunningham Avenue
   161    Douglasville Medical Office                      CRF          Office                 6025 Professional Parkway
   163    AAA Storage - Pearland                           CRF          Self Storage           225 CR 129
   164    Fifth Avenue Retail Center                       CRF          Retail                 5995 Preston Road
   165    Plano Retail                                     CRF          Retail                 601 15th Street
   166    AAA Storage - Alvin                              CRF          Self Storage           3863 FM 528
   167    AAA Storage - Storage Briley                     CRF          Self Storage           5916 Robertson Avenue
   168    El Centro Town Center                            CRF          Retail                 2029-2049 Imperial Avenue
   169    Food City                                        CRF          Retail                 2600 West 16th Street
   170    Paragon Pointe                                   CRF          Multifamily            1250 Donnelly Avenue Southwest
   171    South Post Oak Shopping Center                   CRF          Retail                 16101 South Post Oak
   173    Wachovia at MetroCorp Center                     CRF          Office                 4210 Northwest 37th Place
   174    Adelmann Building                                CRF          Retail                 622 West Idaho Street
   175    Brooksville Commons                              CRF          Retail                 7179 Broad Street
   178    Pembroke Shoppes                                 CRF          Retail                 12393-12399 Pembroke Road
   179    Surfton Place                                    CRF          Retail                 1550 South Custer Road
   180    Eastgate Industrial Center                       CRF          Industrial             441 Eastgate Road
   181    San Rafael RV Park                               CRF          Manufactured Housing   742 West Francisco Boulevard
   182    AAA Storage - Buda                               CRF          Self Storage           227 Park 35 Cove North
   183    Quail Parkway                                    CRF          Office                 2980 and 2990 Sunridge Heights
                                                                                               Parkway
   184    Telshor Business Center                          CRF          Office                 425 South Telshor Boulevard
   185    Brown Park Plaza                                 CRF          Retail                 4490 Cemetery Road
   186    CVS - Auburn, GA                                 CRF          Retail                 1685 Atlanta Highway at Auburn Road

   187    Bank of America Houston                          CRF          Land                   18603 Kuykendahl Road
   188    AAA Storage - Katy Super Storage                 CRF          Self Storage           24620 Franz Road
   189    Carolina Acres Apts                              CRF          Multifamily            1118 Boundary Street
   190    Estabrook - Fontana Self Storage                 CRF          Self Storage           8004 Palmetto Avenue
   191    Big Ten Mini Storage                             CRF          Self Storage           788 South Vella Road

                                                                            CUT-OFF DATE      ORIGINAL       MONTHLY P&I DEBT
 LOAN #    CITY                  COUNTY             STATE       ZIP CODE    BALANCE ($)      BALANCE ($)       SERVICE ($)
--------------------------------------------------------------------------------------------------------------------------------

    2      Philadelphia          Philadelphia      PA          19106          102,775,000     102,775,000            604,345.03
    3      San Francisco         San Francisco     CA          94124           81,000,000      81,000,000            509,086.82
    4      Various               Various           Various     Various         47,190,000      47,190,000            277,189.34
  4.01     Dallas                Dallas            TX          75231           21,775,000      21,775,000
  4.02     McKinney              Collin            TX          75070            9,360,000       9,360,000
  4.03     Denton                Denton            TX          76208            7,800,000       7,800,000
  4.04     Denton                Denton            TX          76208            5,915,000       5,915,000
  4.05     Tulsa                 Tulsa             OK          74135            2,340,000       2,340,000
    5      Tallahassee           Leon              FL          32399           35,701,000      35,701,000            226,124.39
    6      Various               Various           MD          Various         31,000,000      31,000,000            190,670.76
  6.01     Eldersburg            Carroll           MD          21784           10,180,000      10,180,000
  6.02     Brooklyn Park         Anne Arundel      MD          21225            5,185,000       5,185,000
  6.03     Windsor Mill          Baltimore         MD          21224            4,080,000       4,080,000
  6.04     Dundalk               Baltimore         MD          21222            3,825,000       3,825,000
  6.05     Rosedale              Baltimore         MD          21237            3,165,000       3,165,000
  6.06     Baltimore             Baltimore         MD          21205            2,355,000       2,355,000
  6.07     Baltimore             Baltimore         MD          21224            2,210,000       2,210,000
    7      Milwaukee             Milwaukee         WI          53202           30,200,000      30,200,000            174,707.21
   12      San Diego             San Diego         CA          92101           24,934,113      25,000,000            150,692.22
   14      San Diego             San Diego         CA          92108           23,000,000      23,000,000            142,203.22
   16      Various               Various           Various     Various         19,456,000      19,456,000            113,054.67
  16.01    Maple Heights         Cuyahoga          OH          44137           10,896,000      10,896,000
  16.02    Snyder Township       Jefferson         PA          15824            5,760,000       5,760,000
  16.03    Columbus              Franklin          OH          43228            2,800,000       2,800,000
   19      Exeter                Berks             PA          19606           17,486,137      17,500,000            106,841.63
   20      Scottsdale            Maricopa          AZ          85255           17,000,000      17,000,000             98,130.08
   23      Clive                 Polk              IA          50325           16,336,448      16,350,000             98,026.51
  23.01    Clive                 Polk              IA          50325            5,155,723       5,160,000
  23.02    Clive                 Polk              IA          50325            4,611,175       4,615,000
  23.03    Clive                 Polk              IA          50325            1,778,525       1,780,000
  23.04    Clive                 Polk              IA          50325            1,658,624       1,660,000
  23.05    Clive                 Polk              IA          50325            1,633,645       1,635,000
  23.06    Clive                 Polk              IA          50325              959,204         960,000
  23.07    Clive                 Polk              IA          50325              539,552         540,000
   24      Timonium              Baltimore         MD          21093           16,130,000      16,130,000             93,414.26
   26      Brisbane              San Mateo         CA          94005           14,959,810      15,000,000             89,739.79
   27      Mission Viejo         Orange            CA          92692           14,250,000      14,250,000             82,887.76
   31      Los Angeles           Los Angeles       CA          90015           13,572,175      13,600,000             77,134.00
   32      Denver                Denver            CO          80231           13,400,000      13,400,000             79,995.49
   33      Denver                Denver            CO          80231           13,300,000      13,300,000             79,398.51
   36      Arvada                Jefferson         CO          80003           12,500,000      12,500,000             70,895.22
   37      Nashville             Davidson          TN          37201           12,100,000      12,100,000             73,516.92
           Various               Various           TX          Various         11,500,000      11,500,000             70,957.13
   42      Baytown               Harris            TX          77520            5,250,000       5,250,000             32,393.47
   43      Baytown               Harris            TX          77520            4,150,000       4,150,000             25,606.27
   44      Dickinson             Galveston         TX          77539            2,100,000       2,100,000             12,957.39
   49      Renton                King              WA          98055           10,585,080      10,650,000             61,728.31
   50      Plantation            Broward           FL          33324           10,480,227      10,500,000             62,077.92
   51      Costa Mesa            Orange            CA          92626           10,400,000      10,400,000             60,923.01
   53      Napa                  Napa              CA          94558           10,000,000      10,000,000             58,994.09
   56      Cheektowaga           Erie              NY          14225            9,947,780      10,000,000             60,785.22
   57      Miami                 Miami-Dade        FL          33147            9,920,584      10,000,000             66,648.53
   60      Amherst               Erie              NY          14226            9,300,000       9,300,000             55,042.73
   61      Hamden                New Haven         CT          6518             8,981,587       9,000,000             51,044.56
   62      East Point            Fulton            GA          30344            8,800,000       8,800,000             52,930.30
   63      Savannah              Chatham           GA          31407            8,800,000       8,800,000             57,670.72
   67      Hanover               Plymouth          MA          2339             8,400,000       8,400,000             50,092.54
   70      New York              New York          NY          10010            8,000,000       8,000,000             38,798.15
   75      Lithonia              Dekalb            GA          30058            7,660,880       7,660,880             45,734.02
   76      Rancho Cucamonga      San Bernardino    CA          91730            7,600,000       7,600,000             47,289.91
   77      Phoenix               Maricopa          AZ          85053            7,500,000       7,500,000             44,677.38
   79      Hollywood             Broward           FL          33020            7,400,000       7,400,000             44,843.61
   82      Woodland Hills        Los Angeles       CA          91367            7,330,168       7,350,000             43,830.97
  82.01    Woodland Hills        Los Angeles       CA          91367            4,148,775       4,160,000
  82.02    Woodland Hills        Los Angeles       CA          91367            3,181,393       3,190,000
   89      San Diego             San Diego         CA          92127            7,000,000       7,000,000             43,648.00
   91      Brookfield            Waukesha          WI          53005            6,885,000       6,885,000             43,522.25
   93      Los Angeles           Los Angeles       CA          90015            6,600,000       6,600,000             39,231.51
   97      Golden                Jefferson         CO          80401            6,385,613       6,400,000             38,400.78
   99      El Paso               El Paso           TX          79915            6,000,000       6,000,000             41,682.30
   100     Houston               Harris            TX          77082            5,910,266       5,915,000             35,966.94
   101     Glenwood Springs      Garfield          CO          81601            5,849,103       5,900,000             37,510.47
   106     East Elmhurst         Queens            NY          11369            5,500,000       5,500,000             34,043.50
   107     Brookfield            Waukesha          WI          53005            5,477,951       5,500,000             35,470.21
   108     Long Beach            Los Angeles       CA          90815            5,400,000       5,400,000             31,787.90
   109     Birmingham            Jefferson         AL          35233            5,250,000       5,250,000             31,139.67
   110     Bishop                Inyo              CA          95314            5,200,000       5,200,000             30,776.58
   112     Houston               Harris            TX          77059            5,186,113       5,200,000             33,886.15
   113     Chamblee              Dekalb            GA          30341            4,986,791       5,000,000             30,106.23
   114     Humble                Harris            TX          77346            4,966,613       5,000,000             27,579.22
   115     Glenwood Springs      Garfield          CO          81601            4,956,867       5,000,000             31,788.53
   116     Rochester             Monroe            NY          14612            4,921,285       4,925,000             30,645.11
   120     Greenville            Greenville        SC          29607            4,843,725       4,850,000             31,041.42
   121     Holland               Ottawa            MI          49423            4,795,905       4,800,000             28,439.85
   122     Warren                Bristol           RI          2885             4,786,276       4,800,000             27,859.22
   127     Norcross              Gwinnett          GA          30092            4,500,000       4,500,000             27,908.02
   128     Loveland              Larimer           CO          80538            4,480,000       4,480,000             27,700.78
   131     Houston               Harris            TX          77070            4,315,613       4,320,000             30,836.67
   132     Houston               Harris            TX          77084            4,300,000       4,300,000             25,835.99
   134     San Francisco         San Francisco     CA          94102            4,094,726       4,100,000             26,316.20
   138     Flint                 Genesee           MI          48507            3,793,156       3,800,000             22,954.22
   139     South Gate            Los Angeles       CA          90280            3,596,993       3,600,000             21,514.43
   141     Champaign             Champaign         IL          61822            3,520,000       3,520,000             22,504.05
   142     Corpus Christi        Nueces            TX          78412            3,513,000       3,513,000             23,588.49
   143     Green Bay             Brown             WI          54311            3,500,000       3,500,000             21,119.47
   144     Indianola             Warren            IA          50125            3,433,493       3,440,000             20,293.97
   145     Converse              Bexar             TX          78109            3,397,540       3,400,000             21,490.31
   149     Manhattan Beach       Los Angeles       CA          90266            3,000,000       3,000,000             17,890.19
   151     Rochester             Monroe            NY          14611            2,941,527       2,950,000             17,084.44
   152     Webster               Harris            TX          77598            2,934,000       2,934,000             18,256.40
   153     Colorado Springs      El Paso           CO          80922            2,860,000       2,860,000             16,908.84
   156     Simi Valley           Ventura           CA          93063            2,793,420       2,800,000             15,468.50
   157     Corpus Christi        Nueces            TX          78415            2,647,000       2,647,000             17,298.19
   158     Dahlonega             Lumpkin           GA          30533            2,640,000       2,640,000             15,490.28
   160     Urbana                Champaign         IL          61802            2,541,000       2,541,000             16,211.54
   161     Douglasville          Douglas           GA          30134            2,500,000       2,500,000             16,049.12
   163     Pearland              Brazoria          TX          77581            2,304,000       2,304,000             14,111.29
   164     Frisco                Collin            TX          75034            2,300,000       2,300,000             14,056.95
   165     Plano                 Collin            TX          75075            2,214,614       2,216,500             13,146.87
   166     Alvin                 Brazoria          TX          77511            2,148,000       2,148,000             13,155.83
   167     Nashville             Davidson          TN          37209            2,111,000       2,111,000             13,468.15
   168     El Centro             Imperial          CA          92243            2,096,209       2,100,000             12,671.68
   169     Yuma                  Yuma              AZ          85364            2,050,000       2,050,000             13,473.89
   170     Atlanta               Fulton            GA          30310            2,042,000       2,042,000             13,095.41
   171     Houston               Fort Bend         TX          77053            1,992,756       2,000,000             12,694.02
   173     Gainesville           Alachua           FL          32606            1,925,000       1,925,000             12,217.99
   174     Boise                 Ada               ID          83702            1,900,000       1,900,000             11,698.63
   175     Brooksville           Hernando          FL          34601            1,850,000       1,850,000             11,608.22
   178     Pembroke Pines        Broward           FL          33024            1,806,689       1,810,000             10,851.86
   179     McKinney              Collin            TX          75071            1,778,616       1,780,000             10,948.19
   180     Henderson             Clark             NV          89015            1,765,000       1,765,000             11,225.74
   181     San Rafael            Marin             CA          94901            1,650,000       1,650,000              9,797.31
   182     Buda                  Hays              TX          78610            1,599,000       1,599,000              9,949.55
   183     Las Vegas             Clark             NV          89052            1,591,772       1,600,000              9,306.70
   184     Las Cruces            Dona Ana          NM          88011            1,578,752       1,580,000              9,656.51
   185     Hilliard              Franklin          OH          43026            1,545,669       1,550,000              9,094.67
   186     Auburn                Barrow            GA          30011            1,500,000       1,500,000              8,535.67
   187     Spring                Harris            TX          77379            1,495,839       1,500,000              9,573.04
   188     Katy                  Harris            TX          77493            1,495,000       1,495,000              9,557.83
   189     Conway                Horry             SC          29526            1,354,402       1,360,000              8,040.57
   190     Fontana               San Bernardino    CA          92336            1,049,188       1,050,000              6,471.86
   191     Palm Springs          Riverside         CA          92264              998,199       1,000,000              6,040.58

                                                                                                                             NET
            ANNUAL P&I DEBT    INTEREST       PRIMARY          MASTER          TRUSTEE AND        SUB SERVICIN    ADMIN.   MORTGAGE
 LOAN #       SERVICE ($)       RATE %     SERVICING FEE    SERVICING FEE    PAYING AGENT FEE       FEE RATE       FEE %    RATE %
------------------------------------------------------------------------------------------------------------------------------------

    2            7,252,140.36     5.8200            0.010            0.010               0.0012                    0.0212    5.79880
    3            6,109,041.82     5.7400            0.010            0.010               0.0012                    0.0212    5.71880
    4            3,326,272.10     5.8100            0.010            0.010               0.0012                    0.0212    5.78880
  4.01
  4.02
  4.03
  4.04
  4.05
    5            2,713,492.63     6.5200            0.010            0.010               0.0012                    0.0212    6.49880
    6            2,288,049.11     6.2400            0.010            0.010               0.0012                    0.0212    6.21880
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
    7            2,096,486.56     5.6700            0.010            0.010               0.0012                    0.0212    5.64880
   12            1,808,306.68     6.0500            0.010            0.010               0.0012                    0.0212    6.02880
   14            1,706,438.61     5.5700            0.010            0.010               0.0012                    0.0212    5.54880
   16            1,356,656.00     5.7107            0.010            0.010               0.0012                    0.0212    5.68950
  16.01
  16.02
  16.03
   19            1,282,099.55     6.1700            0.010            0.010               0.0012                    0.0212    6.14880
   20            1,177,561.01     5.6500            0.010            0.010               0.0012                    0.0212    5.62880
   23            1,176,318.13     6.0000            0.010            0.010               0.0012                    0.0212    5.97880
  23.01
  23.02
  23.03
  23.04
  23.05
  23.06
  23.07
   24            1,120,971.06     5.6800            0.010            0.010               0.0012                    0.0212    5.65880
   26            1,076,877.53     5.9800            0.010            0.010               0.0012                    0.0212    5.95880
   27              994,653.08     5.7200            0.010            0.010               0.0012                    0.0212    5.69880
   31              925,607.97     5.4900            0.010            0.010               0.0012                    0.0212    5.46880
   32              959,945.88     5.9600                             0.010               0.0012          0.0500    0.0612    5.89880
   33              952,782.11     5.9600                             0.010               0.0012          0.0500    0.0612    5.89880
   36              850,742.62     5.4900            0.010            0.010               0.0012                    0.0212    5.46880
   37              882,203.08     5.8800            0.010            0.010               0.0012                    0.0212    5.85880
                   851,485.60     6.2700            0.010            0.010               0.0012                    0.0212    6.24880
   42              388,721.64     6.2700            0.010            0.010               0.0012                    0.0212    6.24880
   43              307,275.24     6.2700            0.010            0.010               0.0012                    0.0212    6.24880
   44              155,488.68     6.2700            0.010            0.010               0.0012                    0.0212    6.24880
   49              740,739.71     5.6875            0.010            0.010               0.0012                    0.0212    5.66630
   50              744,934.99     5.8700            0.010            0.010               0.0012                    0.0212    5.84880
   51              731,076.12     5.7850            0.010            0.010               0.0012                    0.0212    5.76380
   53              707,929.12     5.8500            0.010            0.010               0.0012                    0.0212    5.82880
   56              729,422.65     5.7400            0.010            0.010               0.0012                    0.0212    5.71880
   57              799,782.33     6.3600            0.010            0.010               0.0012                    0.0212    6.33880
   60              660,512.81     5.8800            0.010            0.010               0.0012                    0.0212    5.85880
   61              612,534.69     5.4900            0.010            0.010               0.0012                    0.0212    5.46880
   62              635,163.56     6.0300            0.010            0.010               0.0012                    0.0212    6.00880
   63              692,048.64     6.1800            0.010            0.010               0.0012                    0.0212    6.15880
   67              601,110.43     5.9500            0.010            0.010               0.0012                    0.0212    5.92880
   70              465,577.78     5.7400            0.010            0.010               0.0012                    0.0212    5.71880
   75              548,808.23     5.9600            0.010            0.010               0.0012                    0.0212    5.93880
   76              567,478.96     6.3500            0.010            0.010               0.0012                    0.0212    6.32880
   77              536,128.62     5.9400            0.010            0.010               0.0012                    0.0212    5.91880
   79              538,123.37     6.1000            0.010            0.010               0.0012                    0.0212    6.07880
   82              525,971.63     5.9500            0.010            0.010               0.0012                    0.0212    5.92880
  82.01
  82.02
   89              523,776.05     6.3700            0.010            0.010               0.0012                    0.0212    6.34880
   91              522,266.97     5.8000            0.010            0.010               0.0012                    0.0212    5.77880
   93              470,778.17     5.9200            0.010            0.010               0.0012                    0.0212    5.89880
   97              460,809.31     5.7590            0.010            0.010               0.0012                    0.0212    5.73780
   99              500,187.60     6.8100            0.010            0.010               0.0012                    0.0212    6.78880
   100             431,603.32     6.1320            0.010            0.010               0.0012                    0.0212    6.11080
   101             450,125.65     5.8600            0.010            0.010               0.0012                    0.0212    5.83880
   106             408,522.04     6.3000            0.010            0.010               0.0012                    0.0212    6.27880
   107             425,642.46     6.0100            0.010            0.010               0.0012                    0.0212    5.98880
   108             381,454.82     5.8300            0.010            0.010               0.0012                    0.0212    5.80880
   109             373,676.00     5.9000            0.010            0.010               0.0012                    0.0212    5.87880
   110             369,318.99     5.8800            0.010            0.010               0.0012                    0.0212    5.85880
   112             406,633.74     6.1200            0.010            0.010               0.0012                    0.0212    6.09880
   113             361,274.77     6.0400            0.010            0.010               0.0012                    0.0212    6.01880
   114             330,950.69     5.2400            0.010            0.010               0.0012                    0.0212    5.21880
   115             381,462.41     5.8600            0.010            0.010               0.0012                    0.0212    5.83880
   116             367,741.30     6.3500            0.010            0.010               0.0012                    0.0212    6.32880
   120             372,497.01     5.9300            0.010            0.010               0.0012                    0.0212    5.90880
   121             341,278.15     5.8900            0.010            0.010               0.0012                    0.0212    5.86880
   122             334,310.65     5.7000            0.010            0.010               0.0012                    0.0212    5.67880
   127             334,896.28     6.0800            0.010            0.010               0.0012                    0.0212    6.05880
   128             332,409.41     6.2900            0.010            0.010               0.0012                    0.0212    6.26880
   131             370,040.07     7.1100            0.010            0.010               0.0012                    0.0212    7.08880
   132             310,031.88     6.0200            0.010            0.010               0.0012                    0.0212    5.99880
   134             315,794.38     5.9600            0.010            0.010               0.0012                    0.0212    5.93880
   138             275,450.61     6.0700            0.010            0.010               0.0012                    0.0212    6.04880
   139             258,173.19     5.9700            0.010            0.010               0.0012                    0.0212    5.94880
   141             270,048.54     6.6100            0.010            0.010               0.0012                    0.0212    6.58880
   142             283,061.85     6.4400            0.010            0.010               0.0012                    0.0212    6.41880
   143             253,433.66     6.0600            0.010            0.010               0.0012                    0.0212    6.03880
   144             243,527.62     5.8500            0.010            0.010               0.0012                    0.0212    5.82880
   145             257,883.75     6.5000            0.010            0.010               0.0012                    0.0212    6.47880
   149             214,682.30     5.9500            0.010            0.010               0.0012                    0.0212    5.92880
   151             205,013.31     5.6800            0.010            0.010               0.0012                    0.0212    5.65880
   152             219,076.75     6.3500            0.010            0.010               0.0012                    0.0212    6.32880
   153             202,906.10     5.8700            0.010            0.010               0.0012                    0.0212    5.84880
   156             185,621.94     5.5700            0.010            0.010               0.0012                    0.0212    5.54880
   157             207,578.26     6.1500            0.010            0.010               0.0012                    0.0212    6.12880
   158             185,883.36     5.8000            0.010            0.010               0.0012                    0.0212    5.77880
   160             194,538.49     6.5900            0.010            0.010               0.0012                    0.0212    6.56880
   161             192,589.46     6.6500            0.010            0.010               0.0012                    0.0212    6.62880
   163             169,335.42     6.2000            0.010            0.010               0.0012                    0.0212    6.17880
   164             168,683.41     6.1800            0.010            0.010               0.0012                    0.0212    6.15880
   165             157,762.45     5.9000            0.010            0.010               0.0012                    0.0212    5.87880
   166             157,870.00     6.2000            0.010            0.010               0.0012                    0.0212    6.17880
   167             161,617.77     6.5900            0.010            0.010               0.0012                    0.0212    6.56880
   168             152,060.19     6.0600            0.010            0.010               0.0012                    0.0212    6.03880
   169             161,686.68     6.8800            0.010            0.010               0.0012                    0.0212    6.85880
   170             157,144.91     6.6400            0.010            0.010               0.0012                    0.0212    6.61880
   171             152,328.22     6.5400            0.010            0.010               0.0012                    0.0212    6.51880
   173             146,615.91     6.5400            0.010            0.010               0.0012                    0.0212    6.51880
   174             140,383.52     6.2500            0.010            0.010               0.0012                    0.0212    6.22880
   175             139,298.68     6.4300            0.010            0.010               0.0012                    0.0212    6.40880
   178             130,222.37     6.0000            0.010            0.010               0.0012                    0.0212    5.97880
   179             131,378.30     6.2400            0.010            0.010               0.0012                    0.0212    6.21880
   180             134,708.84     6.5600            0.010            0.010               0.0012                    0.0212    6.53880
   181             117,567.75     5.9100            0.010            0.010               0.0012                    0.0212    5.88880
   182             119,394.59     6.3500            0.010            0.010               0.0012                    0.0212    6.32880
   183             111,680.35     5.7200            0.010            0.010               0.0012                    0.0212    5.69880
   184             115,878.17     6.1800            0.010            0.010               0.0012                    0.0212    6.15880
   185             109,136.07     5.8000            0.010            0.010               0.0012                    0.0212    5.77880
   186             102,428.00     5.5200            0.010            0.010               0.0012                    0.0212    5.49880
   187             114,876.44     5.9000            0.010            0.010               0.0012                    0.0212    5.87880
   188             114,693.91     6.6100            0.010            0.010               0.0012                    0.0212    6.58880
   189              96,486.82     5.8700            0.010            0.010               0.0012                    0.0212    5.84880
   190              77,662.33     6.2600            0.010            0.010               0.0012                    0.0212    6.23880
   191              72,487.00     6.0700            0.010            0.010               0.0012                    0.0212    6.04880

                                    MONTHLY
                                    PAYMENT                 MATURITY/     AMORT
 LOAN #    ACCRUAL TYPE    TERM      DATE      REM. TERM     ARD DATE     TERM     REM. AMORT     TITLE TYPE         ARD LOAN
--------------------------------------------------------------------------------------------------------------------------------

    2      Actual/360      120         8          118         4/8/2016     360         360        Fee
    3      Actual/360      120         8          112        10/8/2015     300         300        Fee
    4      Actual/360      120         8          118         4/8/2016     360         360        Fee
  4.01                                                                                            Fee
  4.02                                                                                            Fee
  4.03                                                                                            Fee
  4.04                                                                                            Fee
  4.05                                                                                            Fee
    5      Actual/360       84         8           83         5/8/2013     360         360        Fee
    6      Actual/360       60         8           57         3/8/2011     360         360        Fee
  6.01                                                                                            Fee
  6.02                                                                                            Fee
  6.03                                                                                            Fee
  6.04                                                                                            Fee
  6.05                                                                                            Fee
  6.06                                                                                            Fee
  6.07                                                                                            Fee
    7      Actual/360      120         8          119         5/8/2016     360         360        Fee
   12      Actual/360       60         8           57         3/8/2011     360         357        Fee/Leasehold
   14      Actual/360      120         8          112        10/8/2015     300         300        Leasehold
   16      Actual/360      120         8          115         1/8/2016     360         360        Fee
  16.01                                                                                           Fee
  16.02                                                                                           Fee
  16.03                                                                                           Fee
   19      Actual/360      120         8          119         5/8/2016     360         359        Fee
   20      Actual/360      120         8          119         5/8/2016     360         360        Fee
   23      Actual/360      120         8          119         5/8/2016     360         359        Fee
  23.01                                                                                           Fee
  23.02                                                                                           Fee
  23.03                                                                                           Fee
  23.04                                                                                           Fee
  23.05                                                                                           Fee
  23.06                                                                                           Fee
  23.07                                                                                           Fee
   24      Actual/360      120         8          118         4/8/2016     360         360        Fee
   26      Actual/360      120         8          117         3/8/2016     360         357        Fee
   27      Actual/360      120         8          119         5/8/2016     360         360        Fee
   31      Actual/360      120         8          118         4/8/2016     360         358        Fee
   32      Actual/360      120         8          118         4/8/2016     360         360        Fee
   33      Actual/360      120         8          118         4/8/2016     360         360        Fee
   36      Actual/360      120         8          117         3/8/2016     360         360        Fee
   37      Actual/360      120         8          118         4/8/2016     336         336        Fee
           Actual/360      120         8          119         5/8/2016     360         360        Fee
   42      Actual/360      120         8          119         5/8/2016     360         360        Fee
   43      Actual/360      120         8          119         5/8/2016     360         360        Fee
   44      Actual/360      120         8          119         5/8/2016     360         360        Fee
   49      Actual/360      120         8          114        12/8/2015     360         354        Fee
   50      Actual/360      120         8          118         4/8/2016     360         358        Fee
   51      Actual/360      120         8          118         4/8/2016     360         360        Fee
   53      Actual/360      120         8          118         4/8/2016     360         360        Fee
   56      Actual/360      120         8          116         2/8/2016     324         320        Fee
   57      Actual/360       60         8           54        12/8/2010     300         294        Fee               Yes
   60      Actual/360      120         8          119         5/8/2016     360         360        Fee
   61      Actual/360      120         8          118         4/8/2016     360         358        Fee
   62      Actual/360      120         8          119         5/8/2016     360         360        Fee
   63      Actual/360      120         8          120         6/8/2016     300         300        Fee
   67      Actual/360      120         8          119         5/8/2016     360         360        Fee
   70      Actual/360      120         8          118         4/8/2016      0           0         Fee
   75      Actual/360      120         8          118         4/8/2016     360         360        Fee
   76      Actual/360      120         8          120         6/8/2016     360         360        Fee
   77      Actual/360      120         8          118         4/8/2016     360         360        Fee
   79      Actual/360      120         8          118         4/8/2016     360         360        Fee
   82      Actual/360      120         8          117         3/8/2016     360         357        Fee
  82.01                                                                                           Fee
  82.02                                                                                           Fee
   89      Actual/360       66         8           66        12/8/2011     360         360        Fee
   91      Actual/360      120         8          116         2/8/2016     300         300        Fee
   93      Actual/360      120         8          118         4/8/2016     360         360        Fee
   97      Actual/360      120         8          118         4/8/2016     336         334        Fee
   99      Actual/360       60         8           60         6/8/2011     300         300        Fee
   100     Actual/360      120         8          119         5/8/2016     360         359        Fee
   101     Actual/360      120         8          114        12/8/2015     300         294        Fee
   106     Actual/360       55         8           55         1/8/2011     360         360        Fee
   107     Actual/360      120         8          117         3/8/2016     300         297        Fee
   108     Actual/360      120         8          119         5/8/2016     360         360        Fee
   109     Actual/360      120         8          120         6/8/2016     360         360        Fee
   110     Actual/360      120         8          117         3/8/2016     360         360        Fee
   112     Actual/360      120         8          118         4/8/2016     300         298        Fee
   113     Actual/360       60         8           57         3/8/2011     360         357        Fee
   114     Actual/360      120         8          114        12/8/2015     360         354        Fee
   115     Actual/360      120         8          114        12/8/2015     300         294        Fee
   116     Actual/360      120         8          119         5/8/2016     360         359        Fee
   120     Actual/360      120         8          119         5/8/2016     300         299        Leasehold
   121     Actual/360      120         8          119         5/8/2016     360         359        Fee
   122     Actual/360      120         8          117         3/8/2016     360         357        Fee               Yes
   127     Actual/360      120         8          117         3/8/2016     336         336        Fee
   128     Actual/360      120         8          119         5/8/2016     360         360        Fee
   131     Actual/360      120         8          119         5/8/2016     300         299        Fee
   132     Actual/360      120         8          118         4/8/2016     360         360        Fee
   134     Actual/360      120         8          119         5/8/2016     300         299        Fee
   138     Actual/360      120         8          118         4/8/2016     360         358        Fee
   139     Actual/360      120         8          119         5/8/2016     360         359        Fee
   141     Actual/360      120         8          119         5/8/2016     360         360        Fee
   142     Actual/360      120         8          119         5/8/2016     300         300        Fee
   143     Actual/360      120         8          119         5/8/2016     360         360        Fee
   144     Actual/360      120         8          118         4/8/2016     360         358        Fee
   145     Actual/360      120         8          119         5/8/2016     360         359        Fee
   149     Actual/360      120         8          119         5/8/2016     360         360        Fee
   151     Actual/360      120         8          117         3/8/2016     360         357        Fee
   152     Actual/360      120         8          119         5/8/2016     360         360        Fee
   153     Actual/360      101         8           99         9/8/2014     360         360        Fee
   156     Actual/360      120         8          117         3/8/2016     396         393        Fee
   157     Actual/360      120         8          118         4/8/2016     300         300        Fee
   158     Actual/360      120         8          117         3/8/2016     360         360        Fee
   160     Actual/360      120         8          120         6/8/2016     360         360        Fee
   161     Actual/360      120         8          120         6/8/2016     360         360        Fee
   163     Actual/360      120         8          118         4/8/2016     360         360        Fee
   164     Actual/360      120         8          119         5/8/2016     360         360        Fee
   165     Actual/360      120         8          119         5/8/2016     360         359        Fee
   166     Actual/360      120         8          118         4/8/2016     360         360        Fee
   167     Actual/360      120         8          120         6/8/2016     360         360        Fee
   168     Actual/360      120         8          118         4/8/2016     360         358        Fee
   169     Actual/360      120         8          120         6/8/2016     360         360        Fee
   170     Actual/360      120         8          120         6/8/2016     360         360        Fee
   171     Actual/360      120         8          116         2/8/2016     360         356        Fee
   173     Actual/360      120         8          120         6/8/2016     360         360        Fee
   174     Actual/360      120         8          120         6/8/2016     360         360        Fee
   175     Actual/360      120         8          120         6/8/2016     360         360        Fee
   178     Actual/360      120         8          118         4/8/2016     360         358        Fee
   179     Actual/360      120         8          119         5/8/2016     360         359        Fee
   180     Actual/360      120         8          120         6/8/2016     360         360        Fee
   181     Actual/360      120         8          117         3/8/2016     360         360        Fee
   182     Actual/360      120         8          119         5/8/2016     360         360        Fee
   183     Actual/360      120         8          115         1/8/2016     360         355        Fee
   184     Actual/360      120         8          119         5/8/2016     360         359        Fee
   185     Actual/360      120         8          117         3/8/2016     360         357        Fee
   186     Actual/360      120         8          118         4/8/2016     360         360        Fee
   187     Actual/360      120         8          118         4/8/2016     300         298        Fee
   188     Actual/360      120         8          119         5/8/2016     360         360        Fee
   189     Actual/360      120         8          116         2/8/2016     360         356        Fee
   190     Actual/360      120         8          119         5/8/2016     360         359        Fee
   191     Actual/360      120         8          118         4/8/2016     360         358        Fee

                                      ARD                                ENVIRONMENTAL       CROSS       CROSS
 LOAN #                             STEP UP                                INSURANCE       DEFAULTED     COLLATERALIZED
-------------------------------------------------------------------------------------------------------------------------

    2                                                                          No
    3                                                                          No
    4                                                                          No
  4.01                                                                         No
  4.02                                                                         No
  4.03                                                                         No
  4.04                                                                         No
  4.05                                                                         No
    5                                                                          No
    6                                                                          No
  6.01                                                                         No
  6.02                                                                         No
  6.03                                                                         No
  6.04                                                                         No
  6.05                                                                         No
  6.06                                                                         No
  6.07                                                                         No
    7                                                                          No
   12                                                                          No
   14                                                                          No
   16                                                                          No
  16.01                                                                        No
  16.02                                                                        No
  16.03                                                                        No
   19                                                                          No
   20                                                                          No
   23                                                                          No
  23.01                                                                        No
  23.02                                                                        No
  23.03                                                                        No
  23.04                                                                        No
  23.05                                                                        No
  23.06                                                                        No
  23.07                                                                        No
   24                                                                          No
   26                                                                          No
   27                                                                          No
   31                                                                          No
   32                                                                          No
   33                                                                          No
   36                                                                          No
   37                                                                          No
                                                                               No           Yes (1)          Yes (1)
   42                                                                          No           Yes (1)          Yes (1)
   43                                                                          No           Yes (1)          Yes (1)
   44                                                                          No           Yes (1)          Yes (1)
   49                                                                          No
   50                                                                          No
   51                                                                          No
   53                                                                          No
   56                                                                          No
   57            Greater of: (i) Initial Interest Rate plus 5%
                 or (ii) 5yr Treasury Rate plus 6.75%.                         No

   60                                                                          No
   61                                                                          No
   62                                                                          No
   63                                                                          No
   67                                                                          No
   70                                                                          No
   75                                                                          No
   76                                                                          No
   77                                                                          No
   79                                                                          No
   82                                                                          No
  82.01                                                                        No
  82.02                                                                        No
   89                                                                          No
   91                                                                          No
   93                                                                          No
   97                                                                          No
   99                                                                          No
   100                                                                         No
   101                                                                         No
   106                                                                         No
   107                                                                         No
   108                                                                         No
   109                                                                         No
   110                                                                         No
   112                                                                         No
   113                                                                         No
   114                                                                         No
   115                                                                         No
   116                                                                         No
   120                                                                         No
   121                                                                         No
   122           Greater of: (i) Initial Interest Rate plus 5%
                 or (ii) 10yr Treasury Rate plus 6.20%.                        No
   127                                                                         No
   128                                                                         No
   131                                                                         No
   132                                                                         No
   134                                                                         No
   138                                                                         No
   139                                                                         No
   141                                                                         No
   142                                                                         No
   143                                                                         No
   144                                                                         No
   145                                                                         No
   149                                                                         No
   151                                                                         No
   152                                                                         No
   153                                                                         No
   156                                                                         No
   157                                                                         No
   158                                                                         No
   160                                                                         No
   161                                                                         No
   163                                                                         No
   164                                                                         No
   165                                                                         No
   166                                                                         No
   167                                                                         No
   168                                                                         No
   169                                                                         No
   170                                                                         No
   171                                                                         No
   173                                                                         No
   174                                                                         No
   175                                                                         No
   178                                                                         No
   179                                                                         No
   180                                                                         No
   181                                                                         No
   182                                                                         No
   183                                                                         No
   184                                                                         No
   185                                                                         No
   186                                                                         No
   187                                                                         No
   188                                                                         No
   189                                                                         No
   190                                                                         No
   191                                                                         No

            PARTIAL                                            UPFRONT        UPFRONT        UPFRONT       UPFRONT       UPFRONT
           DEFEASANCE    LETTER OF    LOCKBOX    HOLDBACK    ENGINEERING       CAPEX          TI/LC        RE TAX         INS.
 LOAN #     ALLOWED       CREDIT       TYPE       AMOUNT     RESERVE ($)    RESERVE ($)    RESERVE ($)   RESERVE ($)   RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

    2                                Hard                         794,250                    8,063,680        379,927      259,235
    3                                Hard                                         55,469                      867,327      532,630
    4          Yes                                                                                            431,887
  4.01
  4.02
  4.03
  4.04
  4.05
    5                                Hard                                                       35,000        371,420       27,263
    6          Yes                   Hard                         200,000                      275,000        169,800       13,310
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
    7                    Yes         Soft                                                                     166,268       11,681
   12                                Hard                                                                                  110,425
   14                                                                                                          63,931
   16          Yes                   Hard                          40,250                                     193,743
  16.01
  16.02
  16.03
   19                                                               4,500                                     205,495
   20                    Yes         Hard
   23          Yes                                                                                            116,274       11,357
  23.01
  23.02
  23.03
  23.04
  23.05
  23.06
  23.07
   24                                Hard                                         50,197
   26                                Hard
   27                    Yes         Hard                                                      150,000         17,658        6,327
   31                                                                                                                        5,573
   32                                                             132,213                                                    7,785
   33                                                              38,688                                                    7,872
   36                                Hard                                                      200,000
   37                                                               3,125        100,000                       47,191       34,860
               Yes                                                                                             97,131       95,249
   42          Yes                                                                                             42,627       40,948
   43          Yes                                                                                             33,674       32,937
   44          Yes                                                                                             20,830       21,364
   49                                Soft                          12,200                                      27,844        9,721
   50                                Hard                                                                      95,205       21,581
   51                                                                                                           8,463
   53          Yes                   Hard
   56                                Hard                          51,281                       12,917        127,667       45,121
   57                                Hard                         111,500         10,000                       35,878       36,598
   60                                Hard                                                       75,000         78,392        2,425
   61                                                                                                          81,504       10,832
   62                                Hard                          26,563                                      62,325        2,417
   63                                Hard
   67                                Hard                          25,750
   70                                Hard                                                                     249,048
   75                                Hard                         231,500                                      82,833        8,552
   76                                                                                                           9,723        6,640
   77                                Hard                                                                      13,000        1,756
   79                                                               2,500                                      63,080       35,605
   82          Yes                   Hard                          87,220                                                    2,000
  82.01
  82.02
   89                                Hard                                                      229,300
   91                                Hard                                                                                    1,910
   93                                                                                                           9,894
   97                                Hard
   99                                Hard                                        400,000                       67,795       14,060
   100                               Soft                                                                      46,076        3,516
   101                               Hard                                                                      52,667
   106                                                                                                        127,600
   107                               Hard                                          5,250                       30,117        2,550
   108                                                                                                          7,231        2,599
   109                                                                                                          9,552        7,807
   110
   112
   113                                                                                                         34,462        4,852
   114                   Yes         Hard                                                                     145,572       16,621
   115                               Hard                                                                      50,000
   116                               Soft                                         18,250                       59,895       14,125
   120                                                                                                         16,664       14,927
   121                                                            114,741          6,000                       21,672        4,800
   122                               Hard                                                                      10,943
   127                               Hard                          15,280                      250,000         30,000        1,745
   128                                                                                                          3,643          427
   131                               Hard                           1,500         30,240                       31,038        4,348
   132                                                                               559         4,167         38,770        1,930
   134                               Hard                          20,000         68,973                       11,093
   138                               Hard                                                                      31,723          725
   139                                                                               374        60,000          3,311        1,533
   141                   Yes         Soft                                          8,329                        1,841        5,703
   142                   Yes         Soft                                         10,463                       21,970        2,910
   143                               Hard
   144                                                                           265,000                       16,904        3,784
   145                                                                             5,000                       16,023        6,634
   149                                                                               286                        5,309        8,061
   151                               Hard                         325,358                                      76,145        9,592
   152                   Yes         Soft                                         30,670                       20,658        4,530
   153                                                                                         116,000                       4,785
   156
   157                   Yes         Soft                          13,370         32,884                       15,430        6,818
   158                                                                                                          5,516          606
   160                   Yes         Soft                                          8,119                        2,950        5,662
   161                                                                               766         5,081          4,829          391
   163                   Yes         Soft                                         27,522                        8,725        4,887
   164                                                                               280         2,241          9,254          979
   165                                                                               250                        6,105        1,607
   166                   Yes         Soft                                         18,324                       10,552        7,834
   167                   Yes         Soft                                          5,691                       23,655        5,819
   168                                                                               105                        7,083          648
   169                               Hard                          68,894          3,155         5,089
   170                                                                                                         20,642        3,412
   171                                                                                                          4,920        1,044
   173                   Yes                                                         333         3,334          7,639        1,078
   174                                                              2,625            546        50,000          5,819          733
   175                                                                               191           628          6,208          592
   178                                                             12,500            333        57,221         24,800        3,944
   179                                                                                83           917         12,203          453
   180                                                                               837         3,000          2,987        1,560
   181                                                                               561                        6,510          821
   182                   Yes         Soft                                         15,113                       11,907        1,792
   183                                                                                          42,000          2,667
   184                                                                               536         3,430         12,902          479
   185                                                                               979         3,376         13,103          933
   186                               Hard                                                                       2,662        1,275
   187                               Hard                                             73           427
   188                   Yes         Hard                                         16,860                       17,182        4,234
   189                                                              9,858                                       3,414        3,681
   190                                                                                                          5,613          829
   191                                                                               692                        7,459          309

              UPFRONT                                  MONTHLY                                       MONTHLY             MONTHLY
               OTHER                                    CAPEX                                         CAPEX               TI/LC
 LOAN #     RESERVE ($)                              RESERVE ($)                                 RESERVE CAP ($)       RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------------

    2           380,000                                                              14,361               861,688           79,706
    3                                                                                 8,784
    4         1,437,842
  4.01
  4.02
  4.03
  4.04
  4.05
    5         4,500,000                                                               4,225                                 21,761
    6                                                                                10,913                                 10,456
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
    7         1,500,000    $2,712.50 - 6/8/2006; $3,616.67 - 6/8/2007; $4,520.84 - 6/8/2008               130,200
   12         5,500,000
   14                                                                                19,466
   16                                                                                12,707                                 11,270
  16.01
  16.02
  16.03
   19            62,200                                                               3,275                                  3,333
   20         1,000,000                                                               1,161
   23                                                                                 5,958               142,998
  23.01
  23.02
  23.03
  23.04
  23.05
  23.06
  23.07
   24                                                                                                      50,197
   26                                                                                16,295
   27         1,450,000                                                                 917                                  3,439
   31                                                                                 1,867
   32                                                                                 7,087               170,094
   33                                                                                 8,177               196,237
   36                                                                                 1,458                                  3,646
   37                                                                                 3,717                                    973
                                                                                      8,917
   42                                                                                 3,833
   43                                                                                 3,084
   44                                                                                 2,000
   49                                                                                 5,000
   50                                                                                12,408
   51                                                                                   631                                  3,181
   53                                                                                 1,250
   56           850,000                                                               6,025                                 12,917
   57                                                                                 3,589
   60                                                                                 1,663                                  4,776
   61
   62            45,000                                                               3,438                                 12,500
   63                                                                                   833                                  8,334
   67                                                                                 2,463                88,650
   70
   75             5,754                                                               4,167
   76                                                                                 1,280
   77                                                                                 1,166                                  2,552
   79           400,000                                                                 897
   82                                                                                   819                                  2,609
  82.01
  82.02
   89                                                                                                                        2,084
   91         1,571,000                                                               8,614
   93                                                                                   453                                  1,332
   97                                                                                 7,707
   99                                                                                 8,001
   100            4,536                                                                                                      3,000
   101                                                                                5,620
   106
   107          715,005                                                               1,045                                  6,688
   108
   109          300,000                                                                 847                                  2,123
   110                                                                                  717                25,800
   112                                                                                  306
   113                                                                                1,095                                  3,420
   114          750,000                                                                 644                15,457            2,000
   115                                                                                5,000
   116                                                                                2,546
   120                                                                                5,306
   121                                                                                3,000
   122           77,656
   127
   128
   131                                                                                6,046
   132          300,000                                                                 279                                  2,083
   134                                                                               10,432
   138                                                                                  431                                  2,530
   139                                                                                  187                 6,726            1,601
   141          246,000
   142          148,000
   143
   144                                                                                2,500                60,000
   145                                                                                2,500
   149                                                                                  143                                  1,398
   151                                                                                1,336
   152          244,000
   153                                                                                  158                 5,668            1,122
   156
   157          220,000
   158                                                                                  342                12,308            1,709
   160          204,000
   161           20,900                                                                 383                                  2,540
   163          146,000
   164           21,332                                                                 140                                  1,120
   165           80,205                                                                 125
   166          179,000
   167          176,000
   168           28,000                                                                  53
   169                                                                                1,577                                  2,544
   170                                                                                1,005
   171                                                                                  320                                  1,602
   173          100,000                                                                 167                                  1,667
   174                                                                                  273                                  1,348
   175           89,512                                                                  95                                    315
   178           55,000                                                                 167                                  1,111
   179          134,640                                                                  83                                    917
   180                                                                                  418                                  1,500
   181                                                                                  281
   182          134,000
   183                                                                                  147
   184           50,000                                                                 268                                  1,715
   185                                                                                  490                                  1,688
   186
   187                                                                                   37                                    213
   188          125,000
   189                                                                                1,733
   190
   191                                                                               346

               MONTHLY           MONTHLY        MONTHLY         MONTHLY
                TI/LC            RE TAX           INS.           OTHER        GRACE
 LOAN #    RESERVE CAP ($)     RESERVE ($)    RESERVE ($)     RESERVE ($)     PERIOD
--------------------------------------------------------------------------------------

    2             4,000,000        189,963          25,367                          0
    3                              123,904          46,446                          0
    4                              107,972                                         10
  4.01
  4.02
  4.03
  4.04
  4.05
    5                               53,060           5,453         5774.6           0
    6                               28,300          13,310                          0
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
    7                               27,711           5,841                          0
   12                               29,939          20,890                          0
   14                                9,133                                          0
   16                               38,748           3,707                          0
  16.01
  16.02
  16.03
   19                               31,720           6,088                          0
   20                                                                               0
   23                               38,758           5,678                          0
  23.01
  23.02
  23.03
  23.04
  23.05
  23.06
  23.07
   24                                                                               0
   26                               20,938                                          0
   27               200,000          8,829           1,265                          0
   31                               12,193           2,786                          0
   32                               10,856           3,893                          0
   33                               10,403           3,936                          0
   36               200,000         13,208                                          0
   37                               23,595           3,169                          0
                                    24,283          15,875                          0
   42                               10,657           6,825                          0
   43                                8,418           5,489                          0
   44                                5,208           3,561                          0
   49                               13,922           4,860                          0
   50                               16,849           3,597                          0
   51               152,688          4,232           2,025                          0
   53                                                                               0
   56                               21,278           5,640                          0
   57                               17,939          18,299                          0
   60                75,000         15,128           2,425                          0
   61                               20,376           2,166                          0
   62                                7,789           1,208                          0
   63                                                                               0
   67                                                                               0
   70                               62,262                                          0
   75                               11,833           4,276                          0
   76                                3,241             949                          0
   77                               13,000           1,756                          0
   79                               12,616           3,237                          0
   82                               10,117           1,400                          0
  82.01
  82.02
   89                                                                               0
   91                                7,126           1,897                          0
   93                47,952          9,894             650                          0
   97                                8,783                                          0
   99                               11,299           4,687                          0
   100                              11,519           3,516                          0
   101                               6,584                                          0
   106                              21,267                                          0
   107                              15,060             510                          0
   108                               3,616             683                          0
   109                               1,194             651                          0
   110                               5,408                                          0
   112                                                                              0
   113                               5,744             970                          0
   114               72,000         12,738           1,662                          0
   115                               6,250                                          0
   116                              11,979           2,825                          0
   120                               4,166           2,132                          0
   121                              10,836           2,400                          0
   122                               5,472                                          0
   127                               5,000             582                          0
   128                               1,822             427                          0
   131                               7,760           4,348                          0
   132              100,000          9,692             965                          0
   134                              11,093                                          0
   138               60,720          5,923             724                          0
   139               60,000          1,656             767                          0
   141                               1,841             570                          0
   142                               5,493             485                          0
   143                                                                              0
   144                               8,452           1,892                          0
   145                               8,012           3,317                          0
   149                               2,654             672                          0
   151                               8,304           2,398                          0
   152                               5,164             647                          0
   153               75,000          1,900             452                          0
   156                                                                              0
   157                               5,143           1,103                          0
   158               61,537          2,758             303                          0
   160                               2,950             515                          0
   161                               2,415             195                          0
   163                               2,908             815                          0
   164               53,760          4,627             490                          0
   165                               3,053             530                          0
   166                               3,517           1,306                          0
   167                               3,379             485                          0
   168                               3,542             324                          0
   169                                                                              0
   170                               2,150           1,706                          0
   171                               2,460             522                          0
   173                               3,820             538                          0
   174              100,000          2,910             367                          0
   175                               3,104             296                          0
   178                               4,133           1,972                          0
   179               33,000          6,102             226                          0
   180               60,000            996             520                          0
   181                               3,255             410                          0
   182                               2,976             256                          0
   183               42,000          1,333                                          0
   184               61,737          2,150             239                          0
   185               45,000          3,276             466                          0
   186                               1,331             638                          0
   187                                                                              0
   188                               4,295             605                          0
   189                               1,707           1,841                          0
   190                               2,806             415                          0
   191                               1,243             154                          0

                                  SCHEDULE III

          FIRST TWO PAGES OF THE JUNE 15, 2006 FREE WRITING PROSPECTUS

                                   [Attached]